UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 14, 2015

BioMarin Pharmaceutical Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26727	68-0397820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Lindaro

San Rafael, CA 94901

(Address of Principal Executive Offices, Including Zip Code)

(415) 506-6700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement

In connection with the tender offer by BioMarin Falcons B.V. and BioMarin Giants B.V., each a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands and a wholly-owned direct or indirect subsidiary of BioMarin Pharmaceutical Inc., a Delaware corporation (“BioMarin”), for all of the outstanding ordinary shares, nominal value €0.01 per share (“Shares”), of Prosensa Holding N.V., a public limited liability company (naamloze vennootschap) organized under the laws of the Netherlands (“Prosensa”), that was commenced pursuant to the Purchase Agreement, dated November 23, 2014, between BioMarin, BioMarin Falcons B.V. and Prosensa (the “Purchase Agreement”) (such tender offer, the “Offer”), on January 14, 2015, BioMarin and BioMarin Falcons B.V. entered into a Contingent Value Rights Agreement (the “CVR Agreement”) with American Stock Transfer & Trust Company, LLC, as rights agent.

The CVR Agreement governs each contingent value right (“CVR”) being issued pursuant to the terms and conditions of the Offer. Each CVR represents the right to receive the following cash payments, if any, without interest and less any applicable withholding taxes, with each payment conditioned upon the achievement of the applicable product approval milestone as follows:

•   Each CVR holder will be entitled to receive $2.07 per CVR, without interest, payable by BioMarin Falcons B.V. if, prior to 11:59 p.m. New York City Time, on May 15, 2016, BioMarin Falcons B.V. or its affiliates (or their respective successors or assigns) receives approval from the U.S. Food and Drug Administration of a “new drug application” that grants BioMarin Falcons B.V. or its affiliates (or their respective successors or assigns) the right to market and sell Prosensa’s drisapersen product in the United States for the treatment of Duchenne Muscular Dystrophy, including subject to any applicable label restrictions; and

•   Each CVR holder will be entitled to receive $2.07 per CVR, without interest, payable by BioMarin Falcons B.V. if, prior to 11:59 p.m. New York City Time, on February 15, 2017, BioMarin Falcons B.V. or its affiliates (or their respective successors or assigns) receives approval by the European Commission of a “marketing authorisation application” that grants BioMarin Falcons B.V. or its affiliates (or their respective successors or assigns) the right to market and sell Prosensa’s drisapersen product in the European Union for the treatment of Duchenne Muscular Dystrophy, including subject to any applicable label restrictions.

BioMarin Falcons B.V. has agreed to use “diligent efforts” (as defined in the CVR Agreement) to achieve the milestones within the applicable milestone periods. However, there can be no assurance that approvals will occur or that any or all of the payments in respect of the CVRs will be made, and a failure to achieve either milestone in and of itself may be consistent with using diligent efforts.

The right to payments under the CVRs as evidenced by the CVR Agreement is a contractual right only and will not be transferable or evidenced by a certificate, except (i) upon death by will or intestacy or by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the trustee, (ii) pursuant to a court order, (iii) by operation of law (including a consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity, (iv) in the case of CVRs payable to a nominee, from a nominee to a beneficial owner (and, if applicable, through an intermediary) or from such nominee to another nominee for the same beneficial owner, in each case as allowable by the Depository Trust Company, or (v) to BioMarin, BioMarin Falcons B.V. or their affiliates.

BioMarin has guaranteed BioMarin Falcons B.V.’s obligations under the CVR Agreement, including the payment of the milestones when and if such payments become due.

The description of the CVR Agreement in this Current Report on Form 8-K is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the CVR Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 2.01   Completion of Acquisition or Disposition of Assets

On January 15, 2015, BioMarin Falcons B.V. and BioMarin Giants B.V. (together, “Purchaser”) closed the initial offering period relating to the Offer, and immediately launched a subsequent offering period. BioMarin issued a press release announcing the expiration of the initial offering period for the Offer, which expired at 6:00 p.m., New York City time, on January 14, 2015. American Stock Transfer & Trust Company, LLC, the depositary for the Offer, advised Purchaser and Prosensa that approximately 33,746,104 Shares were validly tendered and not properly withdrawn pursuant to the Offer (excluding Shares tendered pursuant to notices of guaranteed delivery procedures that had not yet been delivered in satisfaction of such guarantee), which represented approximately 93.4% of all outstanding Shares as of the Offer’s expiration date. Purchaser accepted for payment all Shares that were validly tendered and not properly withdrawn, and payment for such Shares is being made in accordance with the Offer’s terms, and Purchaser immediately launched a subsequent offering period.

The subsequent offering period is scheduled to expire at 6:00 p.m., New York City time, on January 29, 2015. The procedures for accepting the Offer and tendering Shares during the subsequent offering period are the same as those applicable to the initial offering period as described in the Offer to Purchase relating to the Offer, except that (i) the guaranteed delivery procedures may not be used during the subsequent offering period and (ii) no withdrawal rights will apply to Shares tendered during the subsequent offering period.

Following the expiration of the subsequent offering period, Purchaser intends to complete a corporate reorganization of Prosensa and its subsidiaries (the “Post-Closing Reorganization”). As part of the Post-Closing Reorganization, Purchaser may complete a sale of all of Prosensa’s assets to BioMarin Falcons or its designee, followed by the dissolution and liquidation of Prosensa. Purchaser may, alternatively, commence a statutory buy-out of Shares from any remaining minority shareholder in accordance with Dutch law, or if BioMarin determines that it is not reasonably practicable to consummate the Post-Closing Reorganization by means of an asset sale or a statutory buy-out of Shares, subject to the prior approval of the two members of Prosensa’s supervisory board who are not designated by Purchaser and/or BioMarin, any other measure constituting a Post-Closing Reorganization. The Post-Closing Reorganization, including the asset sale and subsequent dissolution and liquidation of Prosensa, is a process available to Purchaser under Dutch law to ensure that Purchaser becomes the owner of all of Prosensa’s business operations from and after the consummation of the Post-Closing Reorganization.

In addition, following the expiration of the subsequent offering period, Purchaser, subject to and in accordance with applicable laws, intends to cause Prosensa to (i) delist the Shares from the NASDAQ, (ii) terminate Prosensa’s obligation to file reports under the Securities Exchange Act of 1934 (the “Exchange Act”), pending termination of registration of the Shares under the Exchange Act and (iii) terminate the registration of the Shares under the Exchange Act.

The cash consideration of Purchaser’s acquisition of 100% of the Shares was approximately $680 million (which does not account for any proceeds to Prosensa from the exercise of outstanding options to purchase Shares as of the expiration of the Offer nor does it account for any contingent value rights that may become payable with respect to the Shares). To date, Purchaser has paid approximately $637.5 million for Shares tendered to date and options that vested pursuant to the Purchase Agreement. Purchaser funded the acquisition with its available cash balances.

The full text of the press release issued by BioMarin on January 15, 2015 announcing expiration of the initial offering period for the Offer was filed as Exhibit (a)(5)(J) to BioMarin’s Schedule TO-T/A filed on January 15, 2015, and is incorporated by reference into this Current Report on Form 8-K.

The description of the Purchase Agreement in this Current Report on Form 8-K is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to BioMarin’s Current Report on Form 8-K filed on November 26, 2014, and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

a) Financial Statements of Businesses Acquired.

To the extent that any financial statements are required by this Item of this Form 8-K with respect to the Offer described in Item 2.01 hereof, such additional financial statements will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information.

To the extent that any pro forma financial information is required by this Item of this Form 8-K with respect to the Offer described in Item 2.01 hereof, such additional pro forma financial information will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

Notice to Investors

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer for the outstanding ordinary shares of Prosensa Holding N.V. described in this Current Report on Form 8-K is being made pursuant to a tender offer statement on Schedule TO, filed by BioMarin Pharmaceutical Inc., BioMarin Falcons B.V. and BioMarin Giants B.V. with the SEC on December 12, 2014, as amended from time to time. Prosensa Holding N.V. filed a solicitation/recommendation statement on Schedule 14D-9 with respect to the Tender Offer on December 12, 2014, and amendments from time to time.

INVESTORS AND SECURITY HOLDERS OF PROSENSA ARE URGED TO READ BOTH THE SCHEDULE TO (AND THE INCLUDED OFFER TO PURCHASE) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TERMS OF THE OFFER, THE PROPOSED TRANSACTIONS AND THE PARTIES THERETO.

The offer to purchase, the related letter of transmittal and certain other offer documents, as well as the solicitation/recommendation statement, are available to all shareholders of Prosensa Holding N.V. at no expense to them from BioMarin by directing a request to Morrow & Co., LLC, the information agent for the tender offer, at prosensa.info@morrowco.com; (800)-267-0201; or 470 West Avenue, Stamford, CT 06902. These documents will also be available at no charge at the SEC’s website at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “may”, “plan”, “project”, “predict”, “should” and “‘will” and similar expressions as they relate to BioMarin are intended to identify such forward-looking statements. Actual events or results may differ materially from those described in this document due to a number of risks and uncertainties. These potential risks and uncertainties include, among others, the risks detailed in BioMarin’s SEC filings, including those discussed in BioMarin’s Annual Report on Form 10-K for the year ended December 31, 2013 and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. BioMarin is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

2.01	Purchase Agreement, dated as of November 23, 2014, among BioMarin Falcons B.V., BioMarin Pharmaceutical Inc. and Prosensa Holding N.V. (incorporated by reference to Exhibit 2.01 to the Form 8-K filed by BioMarin Pharmaceutical Inc. with the Securities and Exchange Commission on November 26, 2014).

10.1	Contingent Value Rights Agreement, dated as of January 14, 2015, by and between BioMarin Pharmaceutical Inc., BioMarin Falcons B.V. and American Stock Transfer & Trust Company, LLC.

99.1	Press Release issued by BioMarin Pharmaceutical Inc. on January 15, 2015 (incorporated by reference to Exhibit (a)(5)(J) to the Schedule TO-T/A filed by BioMarin Pharmaceutical Inc. with the Securities and Exchange Commission on January 15, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMARIN PHARMACEUTICAL INC.

Date: January 15, 2015	By:	/s/ G. Eric Davis
G. Eric Davis
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

No.	Description

2.01	Purchase Agreement, dated as of November 23, 2014, among BioMarin Falcons B.V., BioMarin Pharmaceutical Inc. and Prosensa Holding N.V. (incorporated by reference to Exhibit 2.01 to the Form 8-K filed by BioMarin Pharmaceutical Inc. with the Securities and Exchange Commission on November 26, 2014).

10.1	Contingent Value Rights Agreement, dated as of January 14, 2015, by and between BioMarin Pharmaceutical Inc., BioMarin Falcons B.V. and American Stock Transfer & Trust Company, LLC.

99.1	Press Release issued by BioMarin Pharmaceutical Inc. on January 15, 2015 (incorporated by reference to Exhibit (a)(5)(J) to the Schedule TO-T/A filed by BioMarin Pharmaceutical Inc. with the Securities and Exchange Commission on January 15, 2015).